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                                                                  Exhibit No. 23


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Kaiser Group International, Inc. of our report dated June 27, 2000 appearing in Form 11-K.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 28, 2000